STOCK PURCHASE AGREEMENT

CryoLife, Inc.
1655 Roberts Boulevard, NW
Kennesaw, Georgia 30144

        The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.     This Stock Purchase Agreement is made as of the date set forth below between CryoLife, Inc., a Florida corporation (the “Company”), and the Investor.

2.     The Company has authorized the sale and issuance of up to three million nine hundred thousand (3,900,000) shares (the “Shares”) of the common stock of the Company, $.01 par value per share (the “Common Stock”), to certain investors in a private placement (the “Offering”).

3.     The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _______ Shares at a purchase price of $6.25 per Share, or an aggregate purchase price of $____________________ (the “Purchase Price”), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4.     The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. (“NASD”) member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: ____________, 2004

_____________________________________________________________
[Investor Name]

By: __________________________________________________________
Name: Title:

Address: ______________________________________________________
______________________________________________________________
______________________________________________________________
Facsimile: ______________________________________________________________

AGREED AND ACCEPTED:

CryoLife, Inc.

By: ____________________________
Name: Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

        1. Agreement to Sell and Purchase the Shares; Subscription Date.

                1.1 Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares described in paragraph 3 of the Stock Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement”).

                1.2 Other Investors. As part of the Offering, the Company proposes to enter into Stock Purchase Agreements in the same form as this Agreement with certain other investors (the “Other Investors”), and the Company expects to complete sales of Shares to them. The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement and the Stock Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the “Subscription Date”) on which the Company has notified Piper Jaffray & Co. (in its capacity as placement agent for the Shares, the “Placement Agent”) in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than January 30, 2004. Each Investor must complete a Stock Purchase Agreement, a Stock Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit B hereto) in order to purchase Shares in the Offering.

                1.3 Placement Agent Fee. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Shares to the Investor. The Company shall indemnify and hold harmless the Investor from and against all fees, commissions, or other payments owing by the Company to the Placement Agent or any other persons from or acting on behalf of the Company hereunder.

        2. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur on a delivery versus payment basis on a date specified by the Company and the Placement Agent (the “Closing Date”), which date shall not be later than February 4, 2004 (the “Outside Date”), and of which the Investors will be notified in writing at least 24 hours in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor a confirmation from the Company or its transfer agent that the trustee agent has issued one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and placed it with an overnight delivery service. At the Investor’s request, prior to the Investor’s payment of the Purchase Price, the Company will deliver via facsimile a copy of the certificates to be delivered to the office of the Investor (at the fax number indicated on the signature page to the Agreement). In exchange for the delivery of the stock certificates representing such Shares, the Investor shall deliver the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company’s written instructions. Prior to when payment of the Purchase Price by the Investor is due, all closing conditions set forth in the third paragraph of this Section 2 of this Annex I shall have been satisfied or waived by the Investor, including, without limitation, the delivery on the Closing Date to the Investor of a legal opinion of counsel to the Company, dated the Closing Date, substantially in the form attached hereto as Exhibit D (the “Legal Opinion”), and the certificate of the Company specified in subsection (h) of the third paragraph of Section 2 of this Annex I.

        The Company’s obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Agreement; (b) completion of purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing.

        The Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) prior receipt by the Investor of an executed copy of this Agreement; (b) the issuance to the Investor of the Shares being purchased hereunder set forth in paragraph 3 of the Stock Purchase Agreement; (c) completion of purchases and sales under the Agreements with the Other Investors for an aggregate purchase price including the Shares to be purchased hereunder of not less than ten million dollars ($10,000,000) and not more than for twenty-five million dollars ($25,000,000); (d) the delivery of the Legal Opinion to the Investor by counsel to the Company; (e) the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and, if different, on the Closing Date; (f) the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing; (g) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (h) the delivery to the Investor by an officer of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled. In the event that the Closing does not occur on or before the Outside Date as a result of the Company’s failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid in advance of the Closing by Investor to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, “Business Day”shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or commercial banks located in Atlanta, Georgia, are permitted or required by law to close.

        3. Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (and any amendments and exhibits thereto filed at least five (5) Business Days prior to the date hereof), the Company’s Proxy Statement for its 2003 Annual Meeting of Stockholders, or the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 (and any amendments and exhibits thereto filed at least five (5) Business Days prior to the date hereof) or any of the Company’s Current Reports on Form 8-K filed since January 1, 2003 and at least one Business Day prior to the date hereof (collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

                3.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Florida. The Company and each of its Subsidiaries (defined below) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under the Agreements in all material respects (“Material Adverse Effect”), and no proceeding has been instituted or, to the knowledge of the Company, is threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no “subsidiaries” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), other than CryoLife Acquisition Corp., a Florida corporation, CryoLife Technology, Inc., a Nevada corporation, CryoLife Europa, LTD., a United Kingdom corporation, AuraZyme Pharmaceuticals, Inc., a Florida corporation, and CryoLife International, Inc., a Florida corporation (each, a “Subsidiary” and, together, the “Subsidiaries”).

                3.2 Due Authorization. The Company has full right power, authority, and capacity to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                3.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated hereby and thereby will not (A) result in conflict with or constitute a violation of, or result in default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or the Subsidiaries or their respective properties are bound, (ii) the Articles of Incorporation, bylaws or other organizational documents of the Company and each of its Subsidiaries, as restated or amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any Subsidiary or their respective properties or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or the Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of the property or assets of the Company or any subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained and that remain in full force and effect, and except for the filing of a Form D for any filings required to be made under state securities laws.

                3.4 Capitalization. The outstanding capital stock of the Company as of September 30, 2003 is as described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. The Company has not issued any capital stock since September 30, 2003 other than pursuant to the purchase of shares under the Company’s employee stock purchase plan and the exercise of outstanding warrants or stock options which plan, units and options are disclosed in the SEC Reports. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued and sold in compliance with the registration requirements of federal and state securities laws or the applicable statutes of limitation have expired, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns all of the outstanding capital stock of each Subsidiary, free and clear of all liens, claims and encumbrances. There are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any Subsidiary is a party and providing for the issuance or sale of any capital stock of the Company or of any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, except as provided in the Agreements. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

                3.5 Legal Proceedings. There is no legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company or any Subsidiary is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Neither the Company nor any Subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

                3.6 No Violations. Neither the Company nor any Subsidiary is in violation of its Articles of Incorporation, bylaws or other organizational documents, as restated or amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or governmental authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and neither the Company nor any Subsidiary is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default by the Company or such Subsidiary) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary or their respective property is bound, which default is reasonably likely to have a Material Adverse Effect.

                3.7 Governmental Permits, Etc. Each of the Company and the Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and the Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect.

                3.8  Intellectual Property.

                        (a) Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) each of the Company and the Subsidiaries has ownership of, or a license or other legal right to use, all patents, patent rights, copyrights, trade secrets, know-how, trademarks, trade names, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in or necessary for the conduct of, the business of the Company or any Subsidiary (collectively, “Intellectual Property”) and (ii) all of the Intellectual Property owned by the Company or by the Subsidiaries consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

                        (b)  Except for matters which are not reasonably likely to have a Material Adverse Effect, all licenses or other agreements under which (i) the Company or any Subsidiary employs rights in Intellectual Property, or (ii) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any Subsidiary are in full force and effect, and there is no default (and there exists no condition which, with the passage of time or otherwise, would constitute a default by the Company or such Subsidiary) by the Company or any Subsidiary with respect thereto.

                        (c) The Company believes that it has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of all material Intellectual Property owned by the Company or any Subsidiary.

                        (d) Except for matters which are not reasonably likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company or any Subsidiary do not infringe any intellectual property of any other person; (ii) neither the Company nor any Subsidiary is making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees on behalf of the Company or of any Subsidiary do not violate any agreements or arrangements between such employees and third parties which are related to confidential information or trade secrets of third parties or which restrict any such employee’s engagement in business activity of any nature.

                        (e) No proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company or any Subsidiary to the use of Intellectual Property, except for matters which are not reasonably likely to have a Material Adverse Effect.

                3.9 Financial Statements. The consolidated financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company and its subsidiaries, as of the dates indicated, and the results of its operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                3.10 No Material Adverse Change. Since September 30, 2003, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company or any Subsidiary, direct or contingent, that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any Subsidiary which has had a Material Adverse Effect.

                3.11 New York Stock Exchange Compliance. The Company’s Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is listed on the New York Stock Exchange (the “NYSE”), and the Company has taken no action intended to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE. The Company is in compliance with all of the presently applicable requirements for continued listing of the Common Stock on the NYSE. The issuance of the Shares does not require stockholder approval, including, without limitation, pursuant to Rule 312.03 of the NYSE Listed Company Manual or any other Rule of the NYSE.

                3.12 Reporting Status.The Company has timely made all filings required under the Exchange Act during the 12 months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock by the Investors pursuant to a registration statement on Form S-3 under the Securities Act (the “Registration Statement”).

                3.13 No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. The Company confirms that, to its knowledge, with the exception of the proposed sale of Common Stock as contemplated herein (as to which the Company makes no representation), neither it nor any other Person acting on its behalf has provided any of the Investors or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Investors shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Exhibits to this Agreement, furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                3.14 Accountants. (a) Deloitte & Touche LLP, who expressed their opinion with respect to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, to be incorporated by reference into the Registration Statement and the prospectus which forms a part thereof (the “Prospectus”), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”). The Company covenants to file its Form 10-K containing audited consolidated financial statements for the year ended December 31, 2003 as soon as practicable after they are available and further represents and warrants that it has no reason to believe that the auditors will not be able to express an unqualified opinion with respect to such financial statements, assuming the Closing occurs as contemplated herein.

                (b) Except as described in the SEC Reports and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Company has not engaged Deloitte & Touche LLP to perform, and as of the date hereof, to the Company’s knowledge Deloitte & Touche LLP is not engaging in any “prohibited activities” (as defined in Section 10A of the Exchange Act) on behalf of the Company.

                3.15 Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company or any of its Subsidiaries and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts.

                3.16 Taxes. Except for matters which are not reasonably expected to have a Material Adverse Effect, each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                3.17 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

                3.18 Investment Company. The Company (including its Subsidiaries) is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

                3.19 Insurance. Each of the Company and the Subsidiaries maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or any Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                3.20 Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would require that the offer or sale of the Shares to the Investors as contemplated by the Agreements be registered under Section 5 of the Securities Act.

                3.21 Listing. The Company shall comply with all requirements of the NYSE with respect to the issuance of the Shares and the listing thereof on the NYSE.

                3.22 Related Party Transactions. To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates (including, without limitation, any of its Subsidiaries), officers or directors or any affiliate or affiliates of any such affiliate officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act except that Mr. Ronald McCall, a director, received approximately $97,000 in fees for legal services in 2003.

                3.23 Books and Records.The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company and its Subsidiaries. The Company and its Subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                3.24 Disclosure Controls. (a) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act, which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of the period covered by the Company’s most recent annual or quarterly report filed with the SEC.

                (b) The Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or any of its Subsidiary’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or any of its Subsidiary’s internal controls.

                (c)  Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s or any of its Subsidiary’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

                (d) Except as described in the SEC Reports, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K), or any other relationships with unconsolidated entities (in which the Company or its control persons have an equity interest) that may have a material current or future effect on the Company’s or any of its Subsidiary’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

                (e) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the applicable requirements of the NYSE and the Board of Directors and/or the audit committee has adopted a charter that satisfies the presently applicable requirements of the NYSE. The audit committee has reviewed the adequacy of its charter within the past twelve months. To the knowledge of the company, neither the Board of Directors nor the audit committee has been informed, nor is any director of the Company aware, of (1) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s or any Subsidiary’s ability to record, process, summarize and report financial data or any material weakness in the Company’s or any Subsidiary’s internal controls; or (2) any fraud, whether or not material, that involves management or other employees of the Company or any of its Subsidiaries who have a significant role in the Company’s or any Subsidiary’s internal controls.

        4. Representations, Warranties and Covenants of the Investor.

                4.1 Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty is not limiting the Investor’s right to sell Shares pursuant to the Registration Statement or pursuant to an exemption from the registration requirements of the Securities Act, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor’s right to indemnification under Section 6.3); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has filled out paragraph 4of the Stock Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) if necessary to comply with applicable securities laws, the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, relied only upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person other than the Company is authorized by the Company to provide any representation that is inconsistent or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

                4.2 International Actions. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States. If the Investor is located outside the United States, it has or will take all actions necessary for the sale of the Shares to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                4.3 Transfer of Shares; “Poison Pill.”The Investor agrees that it will not make any sale, transfer or other disposition of the Shares (a “Disposition”) other than Dispositions that are made pursuant to the Registration Statement or that are exempt from registration under the Securities Act and, if made pursuant to the Registration Statement, without complying with any applicable prospectus delivery requirements. Investor acknowledges that the certificates representing the Shares will bear a legend reflecting the restrictions on transfer. Investor also acknowledges that the acquisition by it of beneficial ownership of more than 15% of the Company’s outstanding Common Stock could lead to the issuance of Rights under the Company’s Rights Agreement dated as of November 27, 1995, as amended.

                4.4 Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Investors herein may be legally unenforceable.

                4.5 Short Position. The Investor has not established any hedge or other position in the Common Stock that is outstanding on the Closing Date and is designed to or could reasonably be expected to lead to or result in a Disposition by the Investor. For purposes hereof, a “hedge or other position” would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option, prepaid forward contract or other synthetic put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

                4.6 No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                4.7 Confidential Information. The Investor covenants that it will maintain in confidence the receipt and content of any Suspension Notice (as defined in Section 6.2(c)) until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 4.7, the Investor will give the Company at least 15 days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to ensure that confidential treatment will be accorded any non-public information so furnished.

                4.8 Acknowledgments Regarding Placement Agent. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Shares by the Company, that the information and data provided to the Investor in connection with the transaction contemplated hereby has not been subjected to independent verification by the Placement Agent, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares. The Investor further acknowledges that the provisions of this Section 4.8, as well as the provisions of Section 4.1, are also for the benefit of, and may be enforced by, the Placement Agent.

                4.9 Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other Investor (except to the extent such Investors may have a common investment advisor). The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

        5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

        6. Registration of the Shares; Compliance with the Securities Act.

        6.1  Registration Procedures and Expenses. The Company shall:

                (a) subject to receipt of necessary information from the Investors, prepare and file with the Securities and Exchange Commission (“SEC”), within ten (10) Business Days after the Closing Date (the “Required Filing Date”), a Registration Statement on Form S-3 to enable the resale of the Shares by the Investors from time to time on the NYSE or in privately-negotiated transactions; provided, however, that Investor acknowledges that the Company may not be permitted to file a Registration Statement on Form S-3 from February 15, 2004 until such time as its financial statements for the year ended December 31, 2003 are available and have been filed with the SEC, and agrees that the Company may defer the filing in order to ensure compliance with Rule 3-12 of Regulation S-X;

                (b) use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than sixty (60) days after the Registration Statement is filed by the Company. If the Registration Statement (i) has not been declared effective by the SEC on or before the date that is seventy-five (75) days after the Closing Date (the “Required Effective Date”), the Company shall, on the Business Day immediately following the Required Effective Date, as the case may be, and each 30th day thereafter, make a payment to the Investor as compensation for such delay (together, the “Late Registration Payments”) equal to 1% of the Purchase Price paid for the Shares then owned by the Investor until the Registration Statement declared effective by the SEC; provided, however, that in no event shall the payments made pursuant to this paragraph (b) if any, exceed in the aggregate 12% of such Purchase Price. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Investor by wire transfer or check within five Business Days after the earlier of (i) the end of each 30 day period following the Required Effective Date or (ii) the effective date of the Registration Statement;

                (c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell Shares pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule (“Rule 144”) or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement or Rule 144, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

                (d) furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

                (e) make any necessary blue sky filings;

                (f) bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 6.1 and the registration of the Shares pursuant to the Registration Statement;

                (g) advise the Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                (h) With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Shares qualify to be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor’s Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Shares, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

        It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be reasonably requested by the Company to effect the registration of the Shares.

        The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

                6.2  Transfer of Shares After Registration; Suspension.

                (a) The Investor agrees that it will not effect any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1 and as described below, and if necessary to comply with applicable securities laws that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                (b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

                (c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Investor is advised in writing by the Company that the current Prospectus may be used, and has received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and the Investor, the Company and the Investor shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 6.2(c).

                (d) Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its commercially reasonable best efforts to ensure that (i) a Suspension shall not exceed thirty (30) days individually, (ii) Suspensions covering no more than 60 days, in the aggregate, shall occur during any twelve month period and (iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension, the Company shall pay to the Investor, on the thirtieth (30th) day following the first day of such Suspension (or the first day of such part), and on each thirtieth (30th) day thereafter, an amount equal to 1% of the Purchase Price paid for the Shares purchased by the Investor and not previously sold by the Investor such payments to be prorated on a daily basis during each 30 day period and will be paid to the Investor by wire transfer or check within five Business Days after the end of each 30 day period following; provided, however, that in no event shall the payments made pursuant to this paragraph (d) if any, exceed in the aggregate 12% of such Purchase Price.

                (e) If a Suspension is not then in effect, the Investor may sell Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties reasonably requiring such Prospectuses.

                (f) In the event of a sale of Shares by the Investor, unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C or provide the transfer agent with another form of confirmation of prospectus delivery, so that the shares may be properly transferred.

                (g) The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent may issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Exhibit C. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Investor, that no further opinion of counsel is required at the time of transfer in order to issue such Shares without restrictive legend.

        The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Shares from the Investor, if no Suspension is in effect at the time of sale, and (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Investor has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall remove the restrictive legend from any Shares held by the Investor following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

                6.3  Indemnification. For the purpose of this Section 6.3:

                (a) the term “Selling Stockholder” shall mean the Investor, its executive officers and directors and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                (b) the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

                (c) the term “untrue statement” shall mean any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (d) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or any material inaccuracy in representations made by such Selling Stockholder in the Investor Questionnaire or the failure of such Selling Stockholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

                (e) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by the Investor to comply with the covenants and agreements contained herein or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

                (f) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                (g) If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay to the Company by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                (h) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

                6.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act. The Company shall request an opinion of counsel promptly upon receipt of a request therefor from Investor.

                6.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system) to the Investor:

                (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

                (b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.5 as filed with the SEC and all other information that is made available to stockholders; and

                (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

                6.6 Public Statements. The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within one (1) Business Day after it specifies the Closing Date in accordance with Section 2. Such Current Report on Form 8-K shall include a form of this Agreement as an exhibit thereto. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

                6.7 Limits on Additional Issuances. The Company will not, for a period of six months following the Closing Date offer for sale or sell any securities unless, in the opinion of the Company’s counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering. Except for the issuance of stock options under the Company’s stock option plans, the issuance of common stock under the Company’s employee stock purchase plan or upon exercise of outstanding options and warrants, the issuance of common stock purchase warrants, and the offering contemplated hereby, the Company has not engaged in any offering of equity securities during the six months prior to the date of this Agreement. The foregoing provisions shall not prevent the Company from filing a “shelf” registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

                6.8 Form D Filing. The Company will file with the SEC a Notice of Sale of Securities on Form D with respect to the Shares, as required under Regulation D under the Securities Act, no later than fifteen (15) days after the Closing Date.

        7.    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

                (a) if to the Company, to:

CryoLife, Inc. 1655 Roberts Boulevard, NW Kennesaw, Georgia 30144 Attention: D. Ashley Lee Vice President and Chief Financial Officer Telephone: (770) 419-3355 Facsimile: (770) 590-3754

with a copy to:

Arnall Golden Gregory LLP 2800 One Atlantic Center 1201 West Peachtree Street Atlanta, Georgia 30309-3450 Attn: T. Clark Fitzgerald III Telephone: (404) 873-8622 Facsimile: (404) 873-8623

                (b) if to the Investor, at its address on the signature page to the Stock Purchase Agreement.

        8. Entire Agreement; Amendments; Waiver. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

        9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        10. Severability. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

        12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties.

EXHIBIT A

CryoLife, Inc.

STOCK CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.	The exact name in which your Shares are to be registered (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	________________________

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:	________________________

3.	The mailing address of the registered holder listed in response to item 1 above:	________________________

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	________________________

EXHIBIT B

CryoLife, Inc.

CONFIDENTIAL INVESTOR QUESTIONNAIRE

To: CryoLife, Inc.,

        This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share (the “Shares”), of CryoLife, Inc. (the “Company”). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements and obtain information required for the registration of resale of the Shares. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

        This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares, and to provide certain of the information as required for the registration of the Shares for resale. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name: __________________________________________________________________________

Business Address: ______________________________________________________________
                                      (Number and Street)

________________________________________________________________________________
(City)                           (State)                              (Zip Code)

Telephone Number:  (         )__________________________________________________

Residence Address: _____________________________________________________________
                                     (Number and Street)

________________________________________________________________________________
(City)                           (State)                              (Zip Code)

Telephone Number:  (         )__________________________________________________

If an individual:

Age:______      Citizenship:__________     Where registered to vote:____________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: ________________________________________________________________

State of formation:______________         Date of formation: ___________________

Social Security or Taxpayer Identification No. _________________________________

Send all correspondence to (check one):  ___ Residence Address
                                         ___ Business Address

B. STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;1

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Shares exceeds $1,000,000;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

1 As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C. REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

    1.        Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

    2.        The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

    3.        There are no pending suits, litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

    4.        The undersigned acknowledges that, as provided in Section 6.2 of the Stock Purchase Agreement executed concurrently herewith by Investor, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

    5.        The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

    6.        The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares:

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares.

D. ADDITIONAL INFORMATION FOR THE REGISTRATION STATEMENT.

Relationship with the Company. Except as set forth below, to the best of Investor’s knowledge neither the undersigned nor any of its affiliates, directors or principal equity holder (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

        State any exceptions here:

Plan of Distribution. Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Shares listed in Registration Statement only as follows (if at all): Such Shares may be sold from time to time directly by the undersigned or alternatively through underwriters or broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Investor will be responsible for underwriting discounts or commissions or agent’s commissions. Such Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options, whether such options are listed on an options exchange or otherwise; (v) ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers; (vi) block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction; (vii) purchases by a broker-dealer as principal and resale by the broker-dealer for its account; (viii) an exchange distribution in accordance with the rules of the applicable exchange; (ix) privately negotiated transactions; (x) short sales, swamps or other derivative shares at a stipulated price per share; (xii) pursuant to Rule 144; (xiii) a combination of any such methods of sale; and (xiv) any other method permitted pursuant to applicable law. In connection with sales of the Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares, short and deliver Shares to close out such short positions, or loan or pledge Shares to broker-dealers that in turn may sell such securities.

        State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Shares without the prior agreement of the Company.

        In accordance with the undersigned’s obligation under the Stock Purchase Agreement to provide information by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

        By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Paragraph A and C above and the inclusion of such information in the Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and that the Company shall provide Investor with a reasonable opportunity to review a draft of such Registration Statement, Prospectus, or any such amendment, (with regard to the information set forth therein regarding Investor ) prior to filing the same with the SEC.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of __________, 2004, and declares under oath that it is truthful and correct.

Print Name

By: ____________________________________________
Signature

Title: ___________________________________________
(required for any purchaser that is a corporation, partnership, trust or other entity)

EXHIBIT C

CryoLife, Inc.

CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company
Compliance Department
40 Wall Street
New York, NY 10005
Attention: Mr. Isaac Freilich

RE:	Sale of Shares of Common Stock of CryoLife, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2004 (the "Prospectus")

Dear Sir/Madam:

        The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner): ___________________________________________

Record Holder (e.g., if held in name of nominee): ___________________________________________

Restricted Stock Certificate No.(s): ___________________________________________

Number of Shares Sold: ___________________________________________

Date of Sale: ___________________________________________

        In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated: ____________________	Very truly yours,

By: _________________________________________

Print Name: ___________________________________

cc: CryoLife, Inc. 1655 Roberts Boulevard, NW Kennesaw, Georgia 30144 Attention: D. Ashley Lee Vice President and Chief Financial Officer Telephone: (770) 419-3355 Facsimile: (770) 590-3754	Title:________________________________________

EXHIBIT D

FORM OF LEGAL OPINION

____________, 2004

To: The Investors in the Shares of Common Stock of CryoLife, Inc.

Ladies and Gentlemen:

        We have acted as counsel for CryoLife, Inc., a Florida corporation (the “Company”), in connection with the issuance of __________ shares (the “Shares”) of the Company’s Common Stock, $.01 par value per share, pursuant to those certain Stock Purchase Agreements, dated as of ___________, 2004, including the annex and exhibits thereto (collectively, the “Agreements”), between the Company and the Investors named therein. This opinion is being delivered to you pursuant to Section 2 of Annex I attached to the Agreements. Capitalized terms used herein are as defined in the Agreements unless otherwise specifically provided herein.

        We have examined such documents and have reviewed such questions of law as we have considered necessary or appropriate for the purpose of this opinion.

        In rendering our opinion below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements and instruments relevant hereto other than the Company, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreement or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinion, we have relied, without independent verification, on the representations and warranties contained in the Agreement and on certificates of officers of the Company and public officials.

        Our opinions expressed below as to certain factual matters are qualified as being limited “to our knowledge” or by other words to the same or similar effect. Such words, as used herein, mean the information known to the attorneys in this firm who have represented the Company in connection with the matters addressed herein. In rendering such opinions, we have not conducted any independent investigation or consulted with other attorneys in our firm with respect to the matters covered by the Agreements. No inference as to our knowledge with respect to such matters should be drawn from the fact of our representation of the Company.

        Based on the foregoing, we are of the opinion that:

    1.        The Company is a corporation incorporated, validly existing and in good standing under the laws of the State of Florida, with the corporate power to conduct its business as described in its filings with the Securities and Exchange Commission. The Company has the corporate power and authority to execute, deliver and perform the Agreement including, without limitation, the issuance and sale of the Shares.

    2.        The Agreements have been duly authorized by all requisite corporate action, executed and delivered by the Company. The Agreements constitute the valid and binding agreement of the Company enforceable against it in accordance with their terms.

3. The Shares have been duly authorized and, upon issuance, delivery and payment therefor as described in the Agreements, will be validly issued, fully paid and nonassessable.

    4.        As of the date hereof, the authorized capital stock of the Company consists of 5,000,000 shares of Preferred Stock, par value $.01 per share, of which 2,000,000 shares have been designated as Series A Junior Participating Preferred Stock, par value $.01 per share, and 75,000,000 shares of Common Stock, par value $.01 per share.

    5.        The execution, delivery and performance of the Agreements and the issuance and sale of the Shares in accordance with the Agreements will not: (a) violate or conflict with, or result in a breach of or default under, the Articles of Incorporation or bylaws of the Company, (b) violate or conflict with, or constitute a default under any material agreement or instrument (limited, with your consent, to agreements filed with the Securities and Exchange Commission under the Exchange Act and applicable rules and regulations) to which the Company is a party, or (c) violate any law of the United States or the State of Florida, any rule or regulation of any governmental authority or regulatory body of the United States or the State of Florida, or any judgment, order or decree known to us as of the date hereof and applicable to the Company of any court, governmental authority or arbitrator.

    6.        To our knowledge, no consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Shares pursuant to the Agreements, except such as have been obtained or made, the filing of a Form D, and such as may be required under the Blue Sky laws of the various states.

    7.        Assuming the representations set forth in the Agreements and the annexes and exhibits thereto are true and correct and subject to the Placement Agent’s compliance with limitations on general solicitation, the offer, sale, issuance and delivery of the Shares to the Investors, in the manner contemplated by the Agreements, does not need to be registered under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of such shares.

8. The Company is currently eligible to register the resale of Common Stock by the Investors on a registration statement on Form S-3 under the Securities Act.

    9.        We know of no pending or overtly threatened lawsuit or claim against the Company which was required to be described in the reports previously filed or required to be filed by the Company with the Securities and Exchange Commission under the Exchange Act which has not been previously so disclosed.

        Although we are not passing upon and have not independently checked or verified the accuracy, completeness or fairness of the statements contained in the SEC Reports, we advise you that we did not, and do not have actual knowledge, as of the date of the Agreements or the date hereof, that the SEC Reports (except as to the financial statements, including the notes thereto and related schedules and other financial, statistical and accounting data included or incorporated by reference therein or which should have been included or incorporated by reference therein, as to which we are not called upon to and do not advise you), when taken as a whole, contained, at their time of filing, except with respect to information that has been amended, supplemented or updated, which is as of the dates of such amendments, supplements, or updates set forth in the SEC Reports, an untrue statement of a material fact or omitted, at their time of filing, to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        The opinions set forth above are subject to the following qualifications and exceptions:

    (a)        Our opinion in paragraph 2 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors’ rights.

    (b)        Our opinion in paragraph 2 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

(c) Our opinion in paragraph 2 above, insofar as it relates to indemnification provisions, is subject to the effect of federal and state securities laws and public policy relating thereto.

    (d)        We express no opinion as to the compliance or the effect of noncompliance by the Investors with any state or federal laws or regulations applicable to the Investors in connection with the transactions described in the Agreement.

        Our opinions expressed above are limited to the Florida Business Corporation Act, the laws of the State of New York and the federal laws of the United States of America. We have assumed for purposes of our opinion that the laws of the State of New York are identical to the laws of the State of Georgia; provided, however, that we have not independently verified that the laws of the State of New York are similar in relevant respects to the laws of the State of Georgia.

        The foregoing opinions are as of the date hereof and are being furnished to you solely for your benefit and may not be relied upon by any other person without our prior written consent. Notwithstanding the foregoing, Piper Jaffray & Co. may rely on the opinions herein expressed as if this letter were addressed to it.

        Very truly yours,